UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2023

SHUAA PARTNERS ACQUISITION CORP I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41311	98-1627500
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

190 Elgin Avenue
George Town, Grand Cayman, Cayman Islands	KY1-9008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +971 4 330 3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-half of one redeemable warrant	SHUAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001	SHUA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share for $11.50 per share	SHUAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 31, 2023, SHUAA Partners Acquisition Corp I (the “Company”) issued a promissory note (the “Working Capital Note”) in the principal amount of up to $1,000,000 to SHUAA SPAC Sponsor I LLC (the “Sponsor”) to fund the Company’s ongoing working capital needs. The Working Capital Note bears no interest and is due and payable upon the date on which the Company’s initial business combination is consummated. If the Company does not consummate an initial business combination by June 4, 2024, the Working Capital Note will not be repaid and all amounts owed thereunder will be forgiven except to the extent that the Company has funds available outside of its trust account.

The issuance of the Promissory Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Promissory Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01.	Other Events.

On August 31, 2023, the Company’s board of directors (the “Board”) received notice from the Sponsor of the Sponsor’s request to extend the date (the “Termination Date”) by which the Company has to consummate a business combination from September 4, 2023 for an additional month to October 4, 2023 (the “September 2023 Extension”). The Company’s Amended and Restated Memorandum and Articles of Association, as amended (the “Articles”) provides the Company the right to extend the Termination Date by an initial three months and then, without another shareholder vote, on a monthly basis up to nine times by an additional one month, from June 4, 2023 (the “Original Termination Date”) to up to June 4, 2024, or a total of up to twelve months after the Original Termination Date. On August 31, 2023, the Board approved the September 2023 Extension and authorized the Company to reply to the Sponsor with a written request to draw down $70,000 for the September 2023 Extension under that certain promissory note dated June 1, 2023, by and between the Company and the Sponsor and originally filed as an exhibit to the Company's Current Report on Form 8-K filed on June 5, 2023. In connection with the September 2023 Extension, the Sponsor, on behalf of the Company, has deposited $70,000 into the Company’s trust account.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Promissory Note, dated August 31, 2023, by and between SHUAA Partners Acquisition Corp I and SHUAA SPAC Sponsor I LLC.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2023	SHUAA PARTNERS ACQUISITION CORP I

	By:	/s/ Fawad Tariq Khan
	Name:	Fawad Tariq Khan
	Title:	Chief Executive Officer